Exhibit No. 10.2

CONFIRMATION AND ACKNOWLEDGEMENT

(Collateral Agency Agreement)

January 15, 2019

Reference is made to (a) the Collateral Agency Agreement, dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”), among Hovnanian Enterprises, Inc. (the “Company”), K. Hovnanian Enterprises, Inc. (the “Issuer”) and each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Collateral Agent, and (b) the Indenture, dated as of July 27, 2017 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Issuer, each other Guarantor (as defined therein) from time to time party thereto, and Wilmington Trust, National Association, in its capacity, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), pursuant to which the Company issued, and may from time to time issue, (a) 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and (b) 10.500% Senior Secured Notes due 2024 (the “10.500% Notes” and together with the 10.000% Notes, the “Senior Secured Notes”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Agency Agreement.

This Confirmation and Acknowledgement, dated as of January 15, 2019 (this “Confirmation”), is being delivered in connection with the execution and delivery of that certain Seventh Supplemental Indenture dated as of the date hereof, among the Company, the Issuer, each other Guarantor (as defined therein) party thereto, the Trustee and the Collateral Agent, pursuant to which the Issuer is issuing additional 10.500% Senior Secured Notes due 2024 (the “Additional 10.500% Notes”). The parties hereto hereby acknowledge that any Senior Secured Notes (including without limitation, the Additional 10.500% Notes) issued on the date hereof or issued after the date hereof shall constitute Secured Notes, and the holders of such Secured Notes constitute Secured Noteholder Parties, in each case for all purposes under the Collateral Agency Agreement.

This Confirmation may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. THIS CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties caused this Confirmation to be duly executed and delivered as of the day and year first above written.

Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Collateral Agent under the Junior Collateral Documents

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton Title: Vice President

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

K. HOV IP, II, Inc.

By:	/s/ David Bachstetter
	Name:	David Bachstetter
	Title:	Chief Executive Officer and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

Schedule A

Legal Entity Name	State of Formation
K. HOVNANIAN AT 240 MISSOURI, LLC	AZ
K. HOVNANIAN AT AIRE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT CATANIA, LLC	AZ
K. HOVNANIAN AT GALLERY, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA, LLC	AZ
K. HOVNANIAN AT PALM VALLEY, L.L.C.	AZ
K. HOVNANIAN AT PARK PASEO, LLC	AZ
K. HOVNANIAN AT POINTE 16, LLC	AZ
K. HOVNANIAN AT QUAIL CREEK, L.L.C.	AZ
K. HOVNANIAN AT RANCHO CABRILLO, LLC	AZ
K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC	AZ
K. HOVNANIAN AT SIENNA HILLS, LLC	AZ
K. HOVNANIAN AT SILVERSTONE G, LLC	AZ
K. HOVNANIAN AT SILVERSTONE, LLC	AZ
K. HOVNANIAN AT SKYE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL II, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL III, LLC	AZ
K. HOVNANIAN AT THE MEADOWS 9, LLC	AZ
K. HOVNANIAN AT VENTANA LAKES, LLC	AZ
K. HOVNANIAN AT VERRADO CASCINA, LLC	AZ
K. HOVNANIAN AT VERRADO MARKETSIDE, LLC	AZ
K. HOVNANIAN AT VILLAGO, LLC	AZ
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
K. HOVNANIAN LEGACY AT VIA BELLA, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC	AZ
NEW LAND TITLE AGENCY, L.L.C.	AZ
2700 EMPIRE, LLC	CA
K. HOV IP, II, INC.	CA
K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC	CA
K. HOVNANIAN AT 4S, LLC	CA
K. HOVNANIAN AT ALISO, LLC	CA
K. HOVNANIAN AT ANDALUSIA, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA

Legal Entity Name	State of Formation
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.	CA
K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 129, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 137, LLC	CA
K. HOVNANIAN AT BELLA LAGO, LLC	CA
K. HOVNANIAN AT BLACKSTONE, LLC	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. HOVNANIAN AT CARLSBAD, LLC	CA
K. HOVNANIAN AT CEDAR LANE, LLC	CA
K. HOVNANIAN AT CHARTER WAY, LLC	CA
K. HOVNANIAN AT CIELO, L.L.C.	CA
K. HOVNANIAN AT COASTLINE, L.L.C.	CA
K. HOVNANIAN AT CORTEZ HILL, LLC	CA
K. HOVNANIAN AT CRESTVIEW, LLC	CA
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.	CA
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.	CA
K. HOVNANIAN AT FIDDYMENT RANCH, LLC	CA
K. HOVNANIAN AT FRESNO, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. HOVNANIAN AT GILROY 60, LLC	CA
K. HOVNANIAN AT GILROY, LLC	CA
K. HOVNANIAN AT JAEGER RANCH, LLC	CA
K. HOVNANIAN AT LA LAGUNA, L.L.C.	CA
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC	CA
K. HOVNANIAN AT LUNA VISTA, LLC	CA
K. HOVNANIAN AT MALAN PARK, L.L.C.	CA
K. HOVNANIAN AT MANTECA, LLC	CA
K. HOVNANIAN AT MELANIE MEADOWS, LLC	CA
K. HOVNANIAN AT MUIRFIELD, LLC	CA
K. HOVNANIAN AT PARKSIDE, LLC	CA
K. HOVNANIAN AT PAVILION PARK, LLC	CA
K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.	CA
K. HOVNANIAN AT PIAZZA SERENA, L.L.C	CA
K. HOVNANIAN AT POSITANO, LLC	CA
K. HOVNANIAN AT PRADO, L.L.C.	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. HOVNANIAN AT SAGE, L.L.C.	CA
K. HOVNANIAN AT SANTA NELLA, LLC	CA
K. HOVNANIAN AT SHELDON GROVE, LLC	CA
K. HOVNANIAN AT SIERRA VISTA, LLC	CA
K. HOVNANIAN AT SKYE ISLE, LLC	CA

Legal Entity Name	State of Formation
K. HOVNANIAN AT STANTON, LLC	CA
K. HOVNANIAN AT SUMMERLY, LLC	CA
K. HOVNANIAN AT SUNRIDGE PARK, LLC	CA
K. HOVNANIAN AT THOMPSON RANCH, LLC	CA
K. HOVNANIAN AT TRAIL RIDGE, LLC	CA
K. HOVNANIAN AT VALLE DEL SOL, LLC	CA
K. HOVNANIAN AT VERONA ESTATES, LLC	CA
K. HOVNANIAN AT VICTORVILLE, L.L.C.	CA
K. HOVNANIAN AT VILLAGE CENTER, LLC	CA
K. HOVNANIAN AT VINEYARD HEIGHTS, LLC	CA
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.	CA
K. HOVNANIAN AT WATERSTONE, LLC	CA
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.	CA
K. HOVNANIAN AT WESTSHORE, LLC	CA
K. HOVNANIAN AT WHEELER RANCH, LLC	CA
K. HOVNANIAN AT WOODCREEK WEST, LLC	CA
K. HOVNANIAN COMMUNITIES, INC.	CA
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES, LLC	CA
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.	CA
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC	CA
K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC	CA
K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC	CA
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. HOVNANIAN HOMES OF D.C., L.L.C.	DC
K. HOVNANIAN AT ASHBY PLACE, LLC	DE

Legal Entity Name	State of Formation
K. HOVNANIAN AT BRENFORD STATION, LLC	DE
K. HOVNANIAN AT HIDDEN BROOK, LLC	DE
K. HOVNANIAN AT MANSFIELD II, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC	DE
K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC	DE
K. HOVNANIAN AT PLANTATION LAKES, L.L.C.	DE
K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC	DE
K. HOVNANIAN AT SEABROOK, LLC	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.	DE
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC	DE
K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.	DE
KHH SHELL HALL LOAN ACQUISITION, LLC	DE
WASHINGTON HOMES, INC.	DE
WTC VENTURES, L.L.C.	DE
EASTERN NATIONAL TITLE AGENCY, LLC	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. HOVNANIAN AT BOCA DUNES, LLC	FL
K. HOVNANIAN AT CORAL LAGO, LLC	FL
K. HOVNANIAN AT HAMPTON COVE, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE II, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE, LLC	FL
K. HOVNANIAN AT LAKE BURDEN, LLC	FL
K. HOVNANIAN AT LAKE FLORENCE, LLC	FL
K. HOVNANIAN AT LAKE LECLARE, LLC	FL
K. HOVNANIAN AT PICKETT RESERVE, LLC	FL
K. HOVNANIAN AT REDTAIL, LLC	FL
K. HOVNANIAN AT SPRING ISLE, LLC	FL
K. HOVNANIAN AT SUMMERLAKE, LLC	FL
K. HOVNANIAN AT TERRA BELLA TWO, LLC	FL

Legal Entity Name	State of Formation
K. HOVNANIAN AT WALKERS GROVE, LLC	FL
K. HOVNANIAN BELMONT RESERVE, LLC	FL
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL
K. HOVNANIAN CYPRESS KEY, LLC	FL
K. HOVNANIAN ESTATES AT WEKIVA, LLC	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. HOVNANIAN FLORIDA OLD GC, LLC	FL
K. HOVNANIAN FLORIDA REALTY, L.L.C.	FL
K. HOVNANIAN GRAND CYPRESS, LLC	FL
K. HOVNANIAN GRANDEFIELD, LLC	FL
K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC	FL
K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC	FL
K. HOVNANIAN OSPREY RANCH, LLC	FL
K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC	FL
K. HOVNANIAN REYNOLDS RANCH, LLC	FL
K. HOVNANIAN RIVERSIDE, LLC	FL
K. HOVNANIAN SOLA VISTA, LLC	FL
K. HOVNANIAN SOUTH FORK, LLC	FL
K. HOVNANIAN STERLING RANCH, LLC	FL
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.	FL
K. HOVNANIAN UNION PARK, LLC	FL
K. HOVNANIAN WINDING BAY PRESERVE, LLC	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
KHOV WINDING BAY II, LLC	FL
K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC	GA
K. HOVNANIAN AT WESTBROOK, LLC	GA
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.	GA
K. HOVNANIAN HOMES AT CREEKSIDE, LLC	GA
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.	GA
ARBOR TRAILS, LLC	IL
EASTERN TITLE AGENCY OF ILLINOIS, LLC	IL
GLENRISE GROVE, L.L.C.	IL
K. HOVNANIAN AT ASHLEY POINTE LLC	IL
K. HOVNANIAN AT CHRISTINA COURT, LLC	IL
K. HOVNANIAN AT CHURCHILL FARMS LLC	IL
K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC	IL
K. HOVNANIAN AT FAIRFIELD RIDGE, LLC	IL
K. HOVNANIAN AT HANOVER ESTATES, LLC	IL
K. HOVNANIAN AT ISLAND LAKE, LLC	IL
K. HOVNANIAN AT LINK FARM, LLC	IL

Legal Entity Name	State of Formation
K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC	IL
K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC	IL
K. HOVNANIAN AT PRAIRIE POINTE, LLC	IL
K. HOVNANIAN AT SAGEBROOK, LLC	IL
K. HOVNANIAN AT SOMERSET, LLC	IL
K. HOVNANIAN AT TRAFFORD PLACE, LLC	IL
K. HOVNANIAN AT TRAMORE LLC	IL
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.	IL
K. HOVNANIAN ESTATES AT REGENCY, L.L.C.	IL
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.	IL
K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC	IL
K. HOVNANIAN AT NORTON LAKE LLC	IL
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.	MD
HOMEBUYERS FINANCIAL SERVICES, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD
K HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.	MD
K. HOVNANIAN AT CATON'S RESERVE, LLC	MD
K. HOVNANIAN AT EDEN TERRACE, L.L.C.	MD
K. HOVNANIAN AT RODERUCK, L.L.C.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.	MD
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.	MD
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC	MD
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.	MD
PINE AYR, LLC	MD
RIDGEMORE UTILITY L.L.C.	MD
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.	MN
K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC	MN

Legal Entity Name	State of Formation
K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.	MN
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC	MN
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.	MN
K. HOVNANIAN AT BURCH KOVE, LLC	NC
K. HOVNANIAN AT INDIAN WELLS, LLC	NC
K. HOVNANIAN AT LILY ORCHARD, LLC	NC
K. HOVNANIAN AT MAIN STREET SQUARE, LLC	NC
K. HOVNANIAN AT OAK POINTE, LLC	NC
K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC	NC
K. HOVNANIAN AT WHEELER WOODS, LLC	NC
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN HOMES AT BROOK MANOR, LLC	NC
K. HOVNANIAN HOMES AT REEDY CREEK, LLC	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN SHERWOOD AT REGENCY, LLC	NC
BUILDER SERVICES NJ, L.L.C.	NJ
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
HILLTOP AT CEDAR GROVE URBAN RENEWAL, LLC	NJ
K. HOVNANIAN ACQUISITIONS, INC.	NJ
K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT BARNEGAT II, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG II, LLC	NJ
K. HOVNANIAN AT BRANCHBURG, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC	NJ
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.	NJ

Legal Entity Name	State of Formation
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.	NJ
K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT EAST BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT EAST BRUNSWICK, LLC	NJ
K. HOVNANIAN AT EAST WINDSOR, LLC	NJ
K. HOVNANIAN AT EDGEWATER II, L.L.C.	NJ
K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN II, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN, L.L.C.	NJ
K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC	NJ
K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ
K. HOVNANIAN AT HILLSBOROUGH, LLC	NJ
K. HOVNANIAN AT HOWELL FORT PLAINS, LLC	NJ
K. HOVNANIAN AT HOWELL II, LLC	NJ
K. HOVNANIAN AT HOWELL, LLC	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. HOVNANIAN AT JACKSON I, L.L.C.	NJ
K. HOVNANIAN AT JACKSON, L.L.C.	NJ
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.	NJ
K. HOVNANIAN AT KEYPORT, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C	NJ
K. HOVNANIAN AT MANALAPAN CROSSING, LLC	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN III, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN V, LLC	NJ
K. HOVNANIAN AT MANALAPAN VI, LLC	NJ
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO VI, L.L.C.	NJ
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.	NJ

Legal Entity Name	State of Formation
K. HOVNANIAN AT MIDDLETOWN III, LLC	NJ
K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ
K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ
K. HOVNANIAN AT MONROE IV, L.L.C.	NJ
K. HOVNANIAN AT MONROE NJ II, LLC	NJ
K. HOVNANIAN AT MONROE NJ III, LLC	NJ
K. HOVNANIAN AT MONROE NJ, L.L.C.	NJ
K. HOVNANIAN AT MONTGOMERY, LLC	NJ
K. HOVNANIAN AT MONTVALE II, LLC	NJ
K. HOVNANIAN AT MONTVALE, L.L.C.	NJ
K. HOVNANIAN AT MORRIS TWP, LLC	NJ
K. HOVNANIAN AT NORTH BERGEN. L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.	NJ
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ
K. HOVNANIAN AT NORTHFIELD, L.L.C.	NJ
K. HOVNANIAN AT OAKLAND, LLC	NJ
K. HOVNANIAN AT OCEANPORT, L.L.C.	NJ
K. HOVNANIAN AT OLD BRIDGE II, LLC	NJ
K. HOVNANIAN AT OLD BRIDGE, L.L.C.	NJ
K. HOVNANIAN AT PARSIPPANY, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. HOVNANIAN AT RIDGEMONT, L.L.C.	NJ
K. HOVNANIAN AT ROCK LEDGE, LLC	NJ
K. HOVNANIAN AT SHREWSBURY, LLC	NJ
K. HOVNANIAN AT SMITHVILLE, INC.	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC	NJ
K. HOVNANIAN AT STATION SQUARE, L.L.C.	NJ
K. HOVNANIAN AT THE MONARCH, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC	NJ
K. HOVNANIAN AT WALL DONATO, LLC	NJ
K. HOVNANIAN AT WALL QUAIL RIDGE, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP II, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.	NJ

Legal Entity Name	State of Formation
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.	NJ
K. HOVNANIAN AT WOOLWICH I, L.L.C.	NJ
K. HOVNANIAN CONSTRUCTION II, INC	NJ
K. HOVNANIAN CONSTRUCTION III, INC	NJ
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.	NJ
K. HOVNANIAN HOLDINGS NJ, L.L.C.	NJ
K. HOVNANIAN MANALAPAN ACQUISITION, LLC	NJ
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.	NJ
K. HOVNANIAN PROPERTIES OF RED BANK, LLC	NJ
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.	NJ
K. HOVNANIAN VENTURE I, L.L.C.	NJ
K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC	NJ
K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC	NJ
LANDARAMA, INC.	NJ
M & M AT MONROE WOODS, L.L.C.	NJ
M&M AT CHESTERFIELD, L.L.C.	NJ
M&M AT CRESCENT COURT, L.L.C.	NJ
M&M AT WEST ORANGE, L.L.C.	NJ
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.	NJ
MCNJ, INC.	NJ
MM-BEACHFRONT NORTH I, LLC	NJ
ROUTE 1 AND ROUTE 522, L.L.C.	NJ
TERRAPIN REALTY, L.L.C.	NJ
THE MATZEL & MUMFORD ORGANIZATION, INC	NJ
K. HOVNANIAN AT WALDWICK, LLC	NJ
K. HOVNANIAN CLASSICS, L.L.C.	NJ
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY
K. HOVNANIAN ABERDEEN, LLC	OH
K. HOVNANIAN ASBURY POINTE, LLC	OH
K. HOVNANIAN BELDEN POINTE, LLC	OH
K. HOVNANIAN CORNERSTONE FARMS, LLC	OH
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH
K. HOVNANIAN EDGEBROOK, LLC	OH
K. HOVNANIAN FALLS POINTE, LLC	OH
K. HOVNANIAN FOREST VALLEY, LLC	OH
K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC	OH
K. HOVNANIAN HIDDEN HOLLOW, LLC	OH
K. HOVNANIAN HIGHLAND RIDGE, LLC	OH
K. HOVNANIAN INDIAN TRAILS, LLC	OH

Legal Entity Name	State of Formation
K. HOVNANIAN LADUE RESERVE, LLC	OH
K. HOVNANIAN LAKES OF GREEN, LLC	OH
K. HOVNANIAN LANDINGS 40S, LLC	OH
K. HOVNANIAN MONARCH GROVE, LLC	OH
K. HOVNANIAN NORTHPOINTE 40S, LLC	OH
K. HOVNANIAN NORTON PLACE, LLC	OH
K. HOVNANIAN OF OHIO, LLC	OH
K. HOVNANIAN OHIO REALTY, L.L.C.	OH
K. HOVNANIAN RIVENDALE, LLC	OH
K. HOVNANIAN SCHADY RESERVE, LLC	OH
K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH
K. HOVNANIAN VILLAGE GLEN, LLC	OH
K. HOVNANIAN WATERBURY, LLC	OH
K. HOVNANIAN WHITE ROAD, LLC	OH
K. HOVNANIAN WOODLAND POINTE, LLC	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
NEW HOME REALTY, LLC	OH
K. HOVNANIAN CONTRACTORS OF OHIO, LLC	OH
K. HOVNANIAN WOODRIDGE PLACE, LLC	OH
BUILDER SERVICES PA, L.L.C.	PA
GOVERNOR'S ABSTRACT CO., INC.	PA
K. HOVNANIAN AT ALLENTOWN, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. HOVNANIAN AT DOYLESTOWN, LLC	PA
K. HOVNANIAN AT HERSHEY'S MILL, INC.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA
K. HOVNANIAN AT MIDDLETOWN, LLC	PA
K. HOVNANIAN AT NORTHAMPTON, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. HOVNANIAN AT SAWMILL, INC.	PA
K. HOVNANIAN AT SILVER SPRING, L.L.C.	PA
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA
K. HOVNANIAN AT WHITEMARSH, LLC	PA
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA

Legal Entity Name	State of Formation
K. HOVNANIAN PA REAL ESTATE, INC.	PA
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.	PA
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN AT UPPER PROVIDENCE, LLC	PA
K. HOVNANIAN AT COOSAW POINT, LLC	SC
K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT LIBERTY HILL FARM, LLC	SC
K. HOVNANIAN AT MAGNOLIA PLACE, LLC	SC
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.	SC
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.	SC
K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC	SC
K. HOVNANIAN HOMES AT SHELL HALL, LLC	SC
K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC	SC
K. HOVNANIAN HOMES AT THE ABBY, LLC	SC
K. HOVNANIAN HOMES AT THE PADDOCKS, LLC	SC
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC	SC
SHELL HALL CLUB AMENITY ACQUISITION, LLC	SC
SHELL HALL LAND ACQUISITION, LLC	SC
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX
K. HOVNANIAN DFW AUBURN FARMS, LLC	TX
K. HOVNANIAN DFW BELMONT, LLC	TX
K. HOVNANIAN DFW BLUFF CREEK, LLC	TX
K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC	TX
K. HOVNANIAN DFW HARMON FARMS, LLC	TX
K. HOVNANIAN DFW HERITAGE CROSSING, LLC	TX
K. HOVNANIAN DFW HOMESTEAD, LLC	TX
K. HOVNANIAN DFW INSPIRATION, LLC	TX
K. HOVNANIAN DFW LEXINGTON, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING II, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING, LLC	TX
K. HOVNANIAN DFW LIBERTY, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS II, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS, LLC	TX
K. HOVNANIAN DFW MIDTOWN PARK, LLC	TX
K. HOVNANIAN DFW PALISADES, LLC	TX
K. HOVNANIAN DFW PARKSIDE, LLC	TX

Legal Entity Name	State of Formation
K. HOVNANIAN DFW RIDGEVIEW, LLC	TX
K. HOVNANIAN DFW SANFORD PARK, LLC	TX
K. HOVNANIAN DFW SEVENTEEN LAKES, LLC	TX
K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC	TX
K. HOVNANIAN DFW TRAILWOOD II, LLC	TX
K. HOVNANIAN DFW TRAILWOOD, LLC	TX
K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC	TX
K. HOVNANIAN DFW VILLAS AT THE STATION, LLC	TX
K. HOVNANIAN DFW WELLINGTON, LLC	TX
K. HOVNANIAN DFW WELLINGTON VILLAS, LLC	TX
K. HOVNANIAN DFW WILDRIDGE, LLC	TX
K. HOVNANIAN HOMES - DFW, L.L.C.	TX
K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC	TX
K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CREEK BEND, LLC	TX
K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC	TX
K. HOVNANIAN HOUSTON KATY POINTE, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY I, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY II, LLC	TX
K. HOVNANIAN HOUSTON RIVER FARMS, LLC	TX
K. HOVNANIAN HOUSTON SUNSET RANCH, LLC	TX
K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC	TX
K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC	TX
K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC	TX
K. HOVNANIAN HOUSTON WOODSHORE, LLC	TX
K. HOVNANIAN OF HOUSTON II, L.L.C.	TX
PARK TITLE COMPANY, LLC	TX
K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC	TX
FOUNDERS TITLE AGENCY, INC.	VA
K. HOCNANIAN AT ALEXANDER LAKES, LLC	VA
K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC	VA
K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT HOLLY RIDGE, LLC	VA
K. HOVNANIAN AT JACKS RUN, LLC	VA
K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC	VA
K. HOVNANIAN AT LEE SQUARE, L.L.C.	VA
K. HOVNANIAN AT LENAH WOODS, LLC	VA
K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC	VA

Legal Entity Name	State of Formation
K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC	VA
K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC	VA
K. HOVNANIAN AT SEASONS LANDING, LLC	VA
K. HOVNANIAN AT SIGNAL HILL, LLC	VA
K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC	VA
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.	VA
K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC	VA
K. HOVNANIAN HOMES AT LEIGH MILL, LLC	VA
K. HOVNANIAN HOMES AT PENDER OAKS, LLC	VA
K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC	VA
K. HOVNANIAN HOMES OF VIRGINIA, INC.	VA
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.	VA
K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.	VA
K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC	VA
K. HOVNANIAN AT HUNTFIELD, LLC	WV
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.	WV
K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC	WV
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.	WV
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.	WV